Intangible Assets	12 Months Ended
Dec. 31, 2011
Intangible Assets [Abstract]
Intangible Assets
(9)	Intangible Assets

Intangible assets with an indefinite life are subject to impairment testing at least annually or more often if events or circumstances suggest potential impairment. Other acquired intangible assets determined to have a finite life are amortized over their estimated useful life in a manner that best reflects the economic benefits of the intangible asset. Intangible assets with a finite life are reviewed for impairment if conditions suggest the carrying amount is not recoverable. A summary of intangible assets (in thousands) as of December 31, 2011, 2010, and 2009 is as follows.

	2011		2010		2009
	Gross		Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization	Amount	Amortization
Intangible assets subject to future amortization:
Core deposit intangible	$8,105	$4,381	$8,105	$3,058	$8,105	$1,703
Employment contract intangible	1,130	1,103	1,130	909	1,130	713
Insurance book of business intangible	—	—	6,450	860	6,450	430

Total intangible assets subject to future amortization	$9,235	$5,484	$15,685	$4,827	$15,685	$2,846

The weighted-average amortization period for core deposit intangibles is 6.6 years and employment contract intangibles is 3.2 years. The Company sold its insurance business in August 2011 and removed the remaining insurance book of business intangible asset as part of that transaction.

The aggregate amortization expense for intangible assets with finite lives for the year ended December 31, 2011 was $1.8 million compared to $2.0 million in 2010 and $2.5 million for 2009. The estimated aggregate annual amortization expense (in thousands) for the years subsequent to December 31, 2011 is as follows.

2012	$1,341
2013	974
2014	594
2015	594
2016	248
Thereafter	—

Total	$3,751